                             EXHIBIT 1

                    AGREEMENT OF JOINT FILING



          Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement.


Dated:  March 31, 1995



                                 /s/ Joel Kirschbaum
                                 Name:  Joel Kirschbaum


                             KIRKLAND INVESTMENT CORPORATION



                             By:  /s/  Joel Kirschbaum
                               Name:  Joel Kirschbaum
                                      President


                             KIRKLAND-FT. WORTH INVESTMENT
                               PARTNERS, L.P.

                               By:  Kirkland Investment
                                    Corporation, its sole
                                    general partner


                                    By:  /s/  Joel Kirschbaum
                                    Name:  Joel Kirschbaum
                                           President

                             GAMING SYSTEMS ADVISORS, L.P.

                               By:  Joel Kirschbaum, as President
                                    of GSA, Inc., the General
                                    Partner of Gaming Systems
                                    Advisors, L.P.



                                   /s/ Joel Kirschbaum
                                        Joel Kirschbaum


                                   /s/ Craig Fields
                                        Craig Fields


                                   /s/ Jay R. Gottlieb
                                        Jay R. Gottlieb


                                   /s/ David Robbins
                                        David Robbins




PAGE

                                                       Exhibit 10



          Kirkland-Ft. Worth Investment Partners, L.P.
                        9 West 57th Street
                     New York, New York 10019






                          November 1, 1994








Mr. Jay R. Gottlieb
1040 Lakeshore Drive
Apartment 25A
Chicago, Illinois 60611


Dear Jay:

          This letter agreement will set forth the terms and conditions upon which Kirkland-Ft. Worth Investment Partners, L.P., a Delaware limited partnership ("KFW"), and Jay R. Gottlieb (the "Holder") have agreed that KFW has granted to the Holder the option to acquire certain property owned by KFW, as set forth below.

          The parties agree as follows:

          1. Option. (a) This letter agreement confirms that, in consideration of $100 and other good and valuable consideration paid by the Holder to KFW, KFW has granted (and hereby confirms such grant) to the Holder the option (the "Option") to acquire (1)(A) 13,333 shares of Non-Voting Junior Convertible Special Stock, par value $.10 per share, of United Gaming, Inc. (the "Company"), and (B) warrants to acquire an aggregate of 27,500 shares of the Company's Common Stock, par value $.10 per share, which warrants are exercisable in three equal Series (i.e., warrants to acquire 9,167 shares of Common Stock in Series A, warrants to acquire 9,167 shares of Common

PAGE

Stock in Series B and warrants to acquire 9,166 shares of Common Stock in Series C)(such securities described in clauses (A) and
(B) above, collectively, the "Securities"), and (2) any cash, securities, property or other assets or rights into or for all or any portion of which the Securities are at any time hereafter exchanged, converted or exercised (the cash, securities, property or other assets or rights described in this clause (2), collectively, the "Securities Proceeds").

          (b) The Option shall be exercisable in whole but not in part and shall be exercisable only from and after the date which is 190 days after the date hereof (the "Exercise Date"), and shall not be exercisable prior to the Exercise Date, and shall remain exercisable for a period of five years from and after the Exercise Date; provided, that, notwithstanding the foregoing, the Option shall cease to be exercisable on the earlier of (i) the date which is 30 days after the date upon which KFW shall have transferred or disposed of for cash to unaffiliated third parties such number of the Securities as will result in KFW not owning a sufficient number of Securities otherwise to fulfill its obligations hereunder and (ii) 30 days after the date on which KFW shall have given notice to the Holder that the Option shall be terminated, so long as, in each case, the date described in clauses (i) and (ii) above shall have occurred after the Exercise Date.

          (c) The aggregate consideration for exercise of the Option shall be $50,000. Such amount shall be payable by the Holder to KFW in cash within 10 business days of the date that the Holder shall have provided notice to KFW that the Holder intends to exercise the Option. Upon such exercise, KFW shall immediately (but in any event within five business days) cause to be delivered to the Holder such Securities (or, if all or a portion of the Securities shall then have been converted, exchanged or exercised for or into other cash, securities, property, assets or rights, Securities and/or Securities Proceeds, as the case may be, in the same proportion that the Securities then bears to such other cash, securities, property, assets or rights).

          (d) Upon exercise of the Option and delivery from KFW to the Holder of Securities or Securities Proceeds, as applicable, the Holder shall execute the Investor Acceptance in the form attached hereto as Exhibit A.

          2. Certain Transfers. Until such time as the Option is exercised in full or released by the Holder, the Option shall affect and be binding upon the Securities and the Securities Proceeds in the hands of any transferee thereof from KFW. KFW shall use commercially reasonable efforts to cause any such transferee to be informed of such restriction and agree to be bound thereby.

PAGE

          3. Miscellaneous. (a) The rights and obligations of the parties hereto shall be binding upon and inure to the benefit of the parties' respective successors and assigns.

          (b) This letter agreement (including the exercise of the Option) shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

          (c) This letter agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. This letter agreement may be executed and delivered by facsimile transmission.

          Please indicate your agreement to the foregoing provisions by signing a copy of this letter agreement where indicated below.

                    Very truly yours,

                    Kirkland-Ft. Worth Investment Partners, L.P.

                    By:  Kirkland Investment Corporation



                         By:___________________________
                              Joel Kirschbaum
                              President


Agreed to:



_______________________
Jay R. Gottlieb


PAGE

                                              Page 29
                                                       Exhibit A


                       Investor Acceptance




                              Date:





To:  Kirkland-Ft. Worth Investment Partners, L.P.
       9 West 57th Street
       New York, New York 10019


Gentlemen:

          The undersigned agrees to purchase $________ of the investment of Kirkland-Ft. Worth Investment Partners, L.P. ("KFW") in securities of Alliance Gaming Corporation (the "Company") as described in the letter to which this Acceptance is attached, consisting of (1) _________ shares of Non-Voting Junior Convertible Special Stock and (2) warrants to acquire _________ shares of Common Stock, of Alliance Gaming Corporation (the "Company"), in three equal series with vesting prices (subject to adjustment) of $11, $13 and $15 per share (the securities described in clauses (1) and (2), collectively, the "Securities"). Capitalized terms have the meanings ascribed to them in the letter to which this Acceptance is attached or the Stockholders Agreement of the Company dated September 21, 1993, as amended October 20, 1994 (the "Stockholders Agreement").

          The undersigned agrees to and confirms the following:

          1.  The undersigned represents and warrants that:

          (a) He or she is acquiring the Securities solely for his or her own account and not as nominee or agent for any other person with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) that would be in violation of the securities laws of the United States or any state thereof;

          (b) He or she is knowledgeable, sophisticated and experienced in business and financial matters; he or she has previously invested in securities similar to the Securities and understands the limitations on transfer related thereto (both under the Securities Act and as provided in the

     Stockholders Agreement); he or she is able to bear the economic risk of an investment in the Securities and is presently able to afford the complete loss of such investment; and he or she has been afforded access by the Company to information about the Company (including the opportunity to ask questions or and receive information about the Company from Company representatives), including related to the Company's financial condition, results of operations, business, property, management and prospects sufficient to enable him or her to evaluate his or her investment in the Securities;

          (c) He or she is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act);

          (d) He or she acknowledges that neither KFW nor Kirkland Investment Corporation ("KIC"), the general partner in KFW (nor any direct or indirect partner or stockholder therein or employee, agent or representative thereof) makes any representation or warranty regarding the Company or the Securities and that neither KFW nor KIC (nor any direct or indirect partner or stockholder therein or employee, agent or representative thereof) shall have any liability to the undersigned with respect thereto; and

          (e)  He or she has read and reviewed the Stockholders
     Agreement and fully understands the provisions thereof applicable to an investment in the Securities.

          2. The undersigned agrees that with respect to his or her ownership of the Securities:

          (a) As between the undersigned, on the one hand, and KIC, on the other hand, all determinations relating to Transfers (as defined in the Stockholders Agreement) of any of the Securities pursuant to the applicable provisions of
     Section 4.4(a) (other than Section 4.4(a)(iii), which Transfers by the undersigned may be made in the sole discretion of the undersigned) and Article VII of the Stockholders Agreement shall be made by KIC, in its sole discretion (subject to clause (b) below), and that the undersigned shall have no rights with respect to the making of such determinations (but the undersigned shall be permitted to transfer, sell or dispose of Securities in accordance with the determinations made by KIC);

          (b) In the event of any proposed Transfer of any Securities (pursuant to Section 4.4(a)(other than Transfers by the undersigned pursuant to Section 4.4(a)(iii)), Articles V or Article VII of the Stockholders Agreement or otherwise) or the exercise by Mr. Wilms of any rights pursuant to Articles V, VI or VII of the Stockholders Agreement, then, in any such event, the undersigned agrees that the amount of Securities then owned by the undersigned that shall be permitted to be Transferred or shall be subject to the exercise of such rights by Mr. Wilms, as applicable, shall be determined by (1) determining the amount of securities in the aggregate that are to be the subject of such Transfer or the exercise of such rights, as applicable (i.e., the aggregate amount of securities, without duplication, then owned by each of the undersigned, KFW and KIC (or any direct or indirect partner or stockholder therein), Gaming Systems Advisors, L.P. ("GSA") and GSA, Inc., each Listed Investor, each Permitted
     Investor and each of the foregoing persons' or entities' respective Permitted Transferees, but not Mr. Wilms or his Permitted Transferees), and (2) multiplying the amount described in clause (1) above by a fraction, the numerator of which is the amount of Securities then owned by the undersigned and the denominator of which is the sum, without duplication, of the aggregate amount of securities, without duplication, then owned by each of the undersigned, KFW and KIC (or any direct or indirect partner or stockholder therein), GSA, each Listed Investor, each Permitted Investor and each of the foregoing persons' or entities' respective Permitted Transferees (but not Mr. Wilms or his Permitted Transferees). Notwithstanding the foregoing, the undersigned shall not be required to dispose of any Securities at such time as shall so be elected by KIC, as described above in this clause (b), but rather, the undersigned shall be permitted, if it so elects, to continue to hold such Securities. In the event that the undersigned elects to hold, rather than to sell or transfer, any Securities, the Securities so held shall thereafter continue to be subject to the provisions of this Section 2;

          (c) Until such time that the undersigned Transfers of any Securities other than to any Permitted Transferees, he or she (and such Permitted Transferees) shall cause such Securities to be voted, as to all matters at any regular or special meeting of stockholders of the Company, in the manner directed by KIC;

          (d)  The undersigned consents to any and all
     amendments, modifications, extensions, renewals or other actions that may be taken by KIC with respect to the Stockholders Agreement (so long as, in each case, the effect thereof with respect to the undersigned and the Securities


PAGE

                                              Page 32
     is not more onerous than the corresponding effect on KIC), which amendments, modifications, extensions, renewals or other actions shall be binding on the undersigned pursuant to this Acceptance; and

          (e) Other than the rights described above in this Acceptance or in the Stockholders Agreement, KIC shall not have any rights with respect to the Securities and, at such time that the applicable provisions of the Stockholders Agreement relating to the Securities shall have lapsed, in accordance with their terms, as amended and in effect from time to time, such provisions shall no longer be applicable to the Securities.

          4. Restrictive Legend. The undersigned acknowledges that the Securities issued as of the date hereof in accordance with this Acceptance shall bear a restrictive legend of the type set forth in the Stockholders Agreement.

          5. Governing Law. This Acceptance shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of laws.

          6. Miscellaneous. This Acceptance (a) may be executed in counterparts, each of which shall be deemed an original and all of which shall be deemed one document, (b) may be executed by facsimile signature, (c) contains the entire agreement between the undersigned and KFW relating to any acquisition of Securities, and supersedes all prior agreements or understandings, oral or written, between the undersigned, on the one hand, and KFW, KIC or any of their respective affiliates, on the other hand, relating to such matters, (d) shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto and (e) shall not be effective or binding upon KFW until countersigned below by KFW.

          The undersigned has executed this Acceptance as of the date first set forth above.


                    Name:___________________________

                    Address:_________________________

                            __________________________

                            __________________________

                    Social Security or Taxpayer Identification
                    Number:___________________________

                    Amount of Investment:_______________

                    Signature:_________________________

PAGE

Agreed to:

Kirkland-Ft. Worth Investment Partners, L.P.

By:  Kirkland Investment Corporation, its general partner



      By:____________________________
         Joel Kirschbaum
         President

PAGE

                                                       Exhibit 11



          Kirkland-Ft. Worth Investment Partners, L.P.
                        9 West 57th Street
                     New York, New York 10019






                           March  1, 1995








Mr. David Robbins
c/o Kramer, Levin et al.
919 Third Avenue
New York, New York 10022

Dear David:

          This amended and restated letter agreement (a) amends and restates an existing agreement between us dated November 1, 1994, which is cancelled and of no further force and effect, and
(b) sets forth the terms and conditions upon which Kirkland-Ft. Worth Investment Partners, L.P., a Delaware limited partnership ("KFW"), and David Robbins (the "Holder") have agreed that KFW has granted to the Holder the option to acquire certain property owned by KFW, as set forth below.

          The parties agree as follows:

          1. Option. (a) This letter agreement confirms that, in consideration of $100 and other good and valuable consideration paid by the Holder to KFW, KFW has granted (and hereby confirms such grant) to the Holder (I) on November 1, 1994, the option (the "First Option") to acquire (1)(A) 10,000 shares of Non-Voting Junior Convertible Special Stock, par value $.10 per share, of Alliance Gaming Corporation (formerly known as United Gaming, Inc.)(the "Company"), and (B) warrants to acquire an aggregate of 20,625 shares of the Company's Common Stock, par value $.10 per share, which warrants are exercisable in three equal Series (i.e., warrants to acquire 6,875 shares of Common Stock in Series A, warrants to acquire 6,875 shares of Common

Stock in Series B and warrants to acquire 6,875 shares of Common Stock in Series C)(such securities described in clauses (A) and
(B) above, collectively, the "Securities"), and (2) any cash, securities, property or other assets or rights into or for all or any portion of which the Securities are at any time hereafter exchanged, converted or exercised (the cash, securities, property or other assets or rights described in this clause (2), collectively, the "Securities Proceeds") and (II) on March 1, 1995, the option (the "Second Option"; together with the First Option, the "Options") to acquire Securities consisting of (1)(A) an additional 10,000 shares of Non-Voting Junior Convertible Special Stock, par value $.10 per share, of the Company, and (B) additional warrants to acquire an aggregate of 20,625 shares of the Company's Common Stock, par value $.10 per share, which warrants are exercisable in three equal Series (i.e., warrants to acquire 6,875 shares of Common Stock in Series A, warrants to acquire 6,875 shares of Common Stock in Series B and warrants to acquire 6,875 shares of Common Stock in Series C), and (2) any Securities Proceeds into or for which all or any portion of the Securities are at any time hereafter exchanged, converted or exercised.

          (b) Each of the Options shall be exercisable in whole but not in part and shall be exercisable only from and after the date which is 190 days after the applicable date of grant thereof, as set forth above (the "Exercise Date"), and shall not be exercisable prior to the Exercise Date, and shall remain exercisable for a period of five years from and after the Exercise Date; provided, that, notwithstanding the foregoing, the Option shall cease to be exercisable on the earlier of (i) the date which is 30 days after the date upon which KFW shall have transferred or disposed of for cash to unaffiliated third parties such number of the Securities as will result in KFW not owning a sufficient number of Securities otherwise to fulfill its obligations hereunder and (ii) 30 days after the date on which KFW shall have given written notice to the Holder that the Option shall be terminated, so long as, in each case, the date described in clauses (i) and (ii) above shall have occurred after the Exercise Date.

          (c) The aggregate consideration for exercise of the First Option shall be $37,500 and the aggregate consideration for exercise of the Second Option shall be $37,500. Each such applicable amount shall be payable by the Holder to KFW in cash within 10 business days of the date that the Holder shall have provided notice to KFW that the Holder intends to exercise such Option. Upon such exercise, KFW shall immediately (but in any event within five business days) cause to be delivered to the Holder such Securities (or, if all or a portion of the Securities shall then have been converted, exchanged or exercised for or into other cash, securities, property, assets or rights, Securities and/or Securities Proceeds, as the case may be, in the same proportion that the Securities then bears to such other cash, securities, property, assets or rights).

          (d) Upon exercise of each Option and delivery from KFW to the Holder of Securities or Securities Proceeds, as applicable, the Holder shall execute the Investor Acceptance in the form attached hereto as Exhibit A.

          2. Certain Transfers. Until such time as each Option is exercised in full or released by the Holder, such Option shall affect and be binding upon the Securities and the Securities Proceeds in the hands of any transferee thereof from KFW. KFW shall use commercially reasonable efforts to cause any such transferee to be informed of such restriction and agree to be bound thereby.

          3. Miscellaneous. (a) The rights and obligations of the parties hereto shall be binding upon and inure to the benefit of the parties' respective successors and assigns.

          (b) This letter agreement (including the exercise of the Options) shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

          (c) This letter agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. This letter agreement may be executed and delivered by facsimile transmission.

          Please indicate your agreement to the foregoing provisions by signing a copy of this letter agreement where indicated below.


                     Very truly yours,

                     Kirkland-Ft. Worth Investment Partners, L.P.

                     By:  Kirkland Investment Corporation



                          By:___________________________
                             Joel Kirschbaum
                             President


Agreed to:



_______________________
David Robbins

PAGE

                                                       Exhibit A


                       Investor Acceptance




                              Date:





To:  Kirkland-Ft. Worth Investment Partners, L.P.
       9 West 57th Street
       New York, New York 10019


Gentlemen:

          The undersigned agrees to purchase $________ of the investment of Kirkland-Ft. Worth Investment Partners, L.P. ("KFW") in securities of Alliance Gaming Corporation (the "Company") as described in the letter to which this Acceptance is attached, consisting of (1) _________ shares of Non-Voting Junior Convertible Special Stock and (2) warrants to acquire _________ shares of Common Stock, of Alliance Gaming Corporation (the "Company"), in three equal series with vesting prices (subject to adjustment) of $11, $13 and $15 per share (the securities described in clauses (1) and (2), collectively, the "Securities"). Capitalized terms have the meanings ascribed to them in the letter to which this Acceptance is attached or the Stockholders Agreement of the Company dated September 21, 1993, as amended October 20, 1994 (the "Stockholders Agreement").

          The undersigned agrees to and confirms the following:

          1.  The undersigned represents and warrants that:

          (a) He or she is acquiring the Securities solely for his or her own account and not as nominee or agent for any other person with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) that would be in violation of the securities laws of the United States or any state thereof;

          (b) He or she is knowledgeable, sophisticated and experienced in business and financial matters; he or she has previously invested in securities similar to the Securities and understands the limitations on transfer related thereto (both under the Securities Act and as provided in the

     Stockholders Agreement); he or she is able to bear the economic risk of an investment in the Securities and is presently able to afford the complete loss of such investment; and he or she has been afforded access by the Company to information about the Company (including the opportunity to ask questions or and receive information about the Company from Company representatives), including related to the Company's financial condition, results of operations, business, property, management and prospects sufficient to enable him or her to evaluate his or her investment in the Securities;

          (c) He or she is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act);

          (d) He or she acknowledges that neither KFW nor Kirkland Investment Corporation ("KIC"), the general partner in KFW (nor any direct or indirect partner or stockholder therein or employee, agent or representative thereof) makes any representation or warranty regarding the Company or the Securities and that neither KFW nor KIC (nor any direct or indirect partner or stockholder therein or employee, agent or representative thereof) shall have any liability to the undersigned with respect thereto; and

          (e)  He or she has read and reviewed the Stockholders
     Agreement and fully understands the provisions thereof applicable to an investment in the Securities.

          2. The undersigned agrees that with respect to his or her ownership of the Securities:

          (a) As between the undersigned, on the one hand, and KIC, on the other hand, all determinations relating to Transfers (as defined in the Stockholders Agreement) of any of the Securities pursuant to the applicable provisions of
     Section 4.4(a) (other than Section 4.4(a)(iii), which Transfers by the undersigned may be made in the sole discretion of the undersigned) and Article VII of the Stockholders Agreement shall be made by KIC, in its sole discretion (subject to clause (b) below), and that the undersigned shall have no rights with respect to the making of such determinations (but the undersigned shall be permitted to transfer, sell or dispose of Securities in accordance with the determinations made by KIC);

          (b) In the event of any proposed Transfer of any Securities (pursuant to Section 4.4(a)(other than Transfers by the undersigned pursuant to Section 4.4(a)(iii)), Articles V or Article VII of the Stockholders Agreement or otherwise) or the exercise by Mr. Wilms of any rights pursuant to Articles V, VI or VII of the Stockholders Agreement, then, in any such event, the undersigned agrees that the amount of Securities then owned by the undersigned that shall be permitted to be Transferred or shall be subject to the exercise of such rights by Mr. Wilms, as applicable, shall be determined by (1) determining the amount of securities in the aggregate that are to be the subject of such Transfer or the exercise of such rights, as applicable (i.e., the aggregate amount of securities, without duplication, then owned by each of the undersigned, KFW and KIC (or any direct or indirect partner or stockholder therein), Gaming Systems Advisors, L.P. ("GSA"), and GSA, Inc., each Listed Investor, each Permitted Investor and each of the foregoing persons' or entities' respective Permitted Transferees, but not Mr. Wilms or his Permitted Transferees), and (2) multiplying the amount described in clause (1) above by a fraction, the numerator of which is the amount of Securities then owned by the undersigned and the denominator of which is the sum, without duplication, of the aggregate amount of securities, without duplication, then owned by each of the undersigned, KFW and KIC (or any direct or indirect partner or stockholder therein), GSA, each Listed Investor, each Permitted Investor and each of the foregoing persons' or entities' respective Permitted Transferees (but not Mr. Wilms or his Permitted Transferees). Notwithstanding the foregoing, the undersigned shall not be required to dispose of any Securities at such time as shall so be elected by KIC, as described above in this clause (b), but rather, the undersigned shall be permitted, if it so elects, to continue to hold such Securities. In the event that the undersigned elects to hold, rather than to sell or transfer, any Securities, the Securities so held shall thereafter continue to be subject to the provisions of this Section 2;

          (c) Until such time that the undersigned Transfers of any Securities other than to any Permitted Transferees, he or she (and such Permitted Transferees) shall cause such Securities to be voted, as to all matters at any regular or special meeting of stockholders of the Company, in the manner directed by KIC;

          (d)  The undersigned consents to any and all
     amendments, modifications, extensions, renewals or other actions that may be taken by KIC with respect to the Stockholders Agreement (so long as, in each case, the effect thereof with respect to the undersigned and the Securities

PAGE
     is not more onerous than the corresponding effect on KIC), which amendments, modifications, extensions, renewals or other actions shall be binding on the undersigned pursuant to this Acceptance; and

          (e) Other than the rights described above in this Acceptance or in the Stockholders Agreement, KIC shall not have any rights with respect to the Securities and, at such time that the applicable provisions of the Stockholders Agreement relating to the Securities shall have lapsed, in accordance with their terms, as amended and in effect from time to time, such provisions shall no longer be applicable to the Securities.

          3. Restrictive Legend. The undersigned acknowledges that the Securities issued as of the date hereof in accordance with this Acceptance shall bear a restrictive legend of the type set forth in the Stockholders Agreement.

          4. Governing Law. This Acceptance shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of laws.

          5. Miscellaneous. This Acceptance (a) may be executed in counterparts, each of which shall be deemed an original and all of which shall be deemed one document, (b) may be executed by facsimile signature, (c) contains the entire agreement between the undersigned and KFW relating to any acquisition of Securities, and supersedes all prior agreements or understandings, oral or written, between the undersigned, on the one hand, and KFW, KIC or any of their respective affiliates, on the other hand, relating to such matters, (d) shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto and (e) shall not be effective or binding upon KFW until countersigned below by KFW.

          The undersigned has executed this Acceptance as of the date first set forth above.

                    Name:___________________________

                    Address:_________________________

                            __________________________

                            __________________________

                    Social Security or Taxpayer Identification
                    Number:___________________________

                    Amount of Investment:_______________

                    Signature:_________________________

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                                              Page 42

Agreed to:

Kirkland-Ft. Worth Investment Partners, L.P.

By:  Kirkland Investment Corporation, its general partner



        By:____________________________
           Joel Kirschbaum
           President